UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  June 22, 2006

                            ALEXANDER & BALDWIN, INC.
             (Exact name of registrant as specified in its charter)


           Hawaii                         0-565                 99-0032630
           ------                         -----                 ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
----------------------------     ------------------------    ----------------
     of incorporation)                                      Identification No.)
     ----------------                                       -------------------

                       822 Bishop Street, P. O. Box 3440
                            Honolulu, Hawaii 96801
                            ----------------------
              (Address of principal executive office and zip code)

                                 (808) 525-6611
                                 --------------
              (Registrant's telephone number, including area code)

                                  Not Applicable
                                  --------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 _
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 _
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 _
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 _
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02.    Departure of Directors or Principal Officers; Election of
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Directors; Appointment of Principal Officers.
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         On June 22, 2006, the Board of Directors of Alexander & Baldwin, Inc.
(the "Company") expanded the size of the Board from eight to nine members, and appointed W. Blake Baird as a member of the Board of Directors and the Audit Committee, effective as of that date. Other than as described in the subsection titled "Compensation of Directors" of the Company's 2006 Proxy Statement, there is no arrangement or understanding pursuant to which Mr. Baird was appointed as a director, and there are no related party transactions between the Company and Mr. Baird.

         A press release announcing the appointment of Mr. Baird was issued on June 22, 2006, a copy of which is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
---------------------------------------------

     (d)      Exhibits

              99.1 Press release dated June 22, 2006, announcing the appointment of W. Blake Baird to the Board of Directors of Alexander & Baldwin, Inc.

                                SIGNATURE
                                ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 26, 2006


                            ALEXANDER & BALDWIN, INC.



                            /s/ Christopher J. Benjamin
                            ---------------------------
                            Christopher J. Benjamin
                            Senior Vice President,
                            Chief Financial Officer, and Treasurer